Exhibit 99.1

SIENTRA REPORTS RECORD FIRST QUARTER 2023 OPERATIONAL RESULTS

05/11/2023

Eleventh consecutive quarter of year-over-year growth, fueled by market outperformance in reconstruction

Continued improvement in non-GAAP OPEX, adjusted EBITDA, and free cash flow performance demonstrating clear pathway to profitability

Doubled total addressable market in the United States with commercial launch of Viality™
and SimpliDerm® ADM partnership

IRVINE, Calif., May 11, 2023 (GLOBE NEWSWIRE) -- Sientra, Inc. (NASDAQ: SIEN) (“Sientra” or the “Company”), a medical aesthetics company focused on enhancing lives by advancing the art of plastic surgery, today announced its financial results for the first quarter that ended March 31, 2023.

First Quarter 2023 Financial and Business Highlights

•
Net sales of $22.6 million, representing growth of 5.4% over the first quarter of 2022, driven by strong growth in reconstruction.
•
Improved key operational metrics for non-GAAP OPEX (+25%), adjusted EBITDA (+54%) and free cash flow (+62%) compared to first quarter of 2022.
•
Continued market share gains, adding approximately 270 new accounts comprised of approximately 150 augmentation and 120 reconstruction accounts.
•
Began commercial launch of Viality™, the first and only enhanced viability fat transfer system with over 80% fat retention clinically demonstrated at 6-months.[1]
•
Entered distribution agreement with Aziyo Biologics to promote SimpliDerm®, an Acellular Dermal Matrix (ADM), creating the industry’s most compelling reconstruction portfolio.
•
Released interim 6-year data of our breast implant post-approval study, providing further clinical evidence of the compelling safety profile of Sientra’s implants.[2]

Ron Menezes, Sientra’s President and Chief Executive Officer, said, "I am proud to announce another record-breaking quarter for Sientra with continued top-line and bottom-line improvement. These results are further proof that we remain focused on delivering sustainable growth by increasing operating efficiencies and creating leverage, thereby paving the path to profitability.”

“The Aesthetics Society meeting in Miami this April marked another important milestone for Sientra, as we released our interim FDA post-approval study results. This study involves over 5,000 patients, over 10,000 implants and over 130 study sites. This interim data continues to support Sientra’s unrivaled safety profile,

[1] Shridharani, S.M., Calobrace, M.B., Dajles, D. and Hamilton, B., “Preliminary Results from Multi-Center Volume Retention Study of Viality™ with AuraClens™ Lipoaspirate Wash System Support Enhanced Viability Fat Transfer” (available at https://sientra.com/app/uploads/2023/02/MDC-0914-R1-Sientra-Viality-White-Paper.pdf)

[2] Calobrace, M.B., Schwartz, M.R., Kaufman, D.L., Gordon, A.E., Cohen, R, Harrington, J., Dajles, D., Zeidler, K., “Safety and Efficacy of the Sientra Round and Shaped Breast Implants with Cohesive Silicone Gel: Results of the US Post-Approval Study at 6 Years” [Manuscript submitted for publication]

providing robust real-world clinical evidence of our implants, with six-year, by patient, Kaplan-Meier risk rates at the 95% confidence interval across all cohorts (augmentation, reconstruction, and revisions) of 4.1% for capsular contracture, and 11.6% for reoperation, with only 18 implant ruptures.”

“As we expand our portfolio of products and strategic partnerships, we remain committed to delivering the highest quality solutions to our customers. Looking ahead to the remainder of the year, we are looking forward to sharing our plans for the pace of Sientra's product launches. This quarter, we are continuing the rollout of Viality to most reconstruction and augmentation plastic surgeons, where we have already seen a very positive response.”

“We are excited about the opportunities that lie ahead. We believe that Sientra's plastic surgery platform has the momentum to drive positive change in the market,” concluded Mr. Menezes.

First Quarter 2023 Financial Results

•
Total net sales were $22.6 million, an increase of 5.4% compared to total net sales of $21.4 million for the same period in 2022.
•
Gross profit for the first quarter 2023 was $12.1 million, or 54% of sales, compared to gross profit of $12.8 million, or 60% of sales, for the same period in 2022. Excluding non-cash adjustments of depreciation and amortization, first quarter 2023 gross profit was $13.5 million, or 60% of sales, compared to gross profit of $13.3 million, or 62% of sales, for the same period in 2022.
•
Operating expenses for the first quarter 2023 of $22.7 million compared to $28.9 million for the same period in 2022.
•
Loss from continuing operations for the first quarter 2023 was $12.9 million, or $(1.06) per share, compared to $18.0 million, or $(2.89) per share, for the same period in 2022.
•
On a non-GAAP basis, adjusted EBITDA loss for the first quarter 2023 was $5.4 million as compared to an adjusted EBITDA loss of $11.8 million for the same period in 2022.
•
Net cash and cash equivalents as of March 31, 2023, were $19.4 million, compared to $26.1 million at December 31, 2022.

Full Year 2023 Guidance

For full year 2023, the Company continues to expect to achieve total net sales of $104 million to $109 million, representing growth of 15% to 20% compared to net sales of $90.5 million in 2022. The Company continues to expect non-GAAP operating expenses to be $78 million to $82 million representing a decrease of 10% to 15% compared to non-GAAP operating expenses of $91.6 million in 2022.

Conference Call

Sientra will hold a conference call today, May 11, 2023, at 4:30 pm ET to discuss first quarter 2023 results. The dial-in numbers are 1-877-270-2148 for domestic callers and 1-412-902-6510 for international callers. A live webcast of the conference call will be available on the Investor Relations section of the Company's website at www.sientra.com. The webcast will be archived on the website following the completion of the call.

Use of Non-GAAP Financial Measures

Sientra has supplemented its US GAAP net income (loss) with a non-GAAP measure of Adjusted EBITDA, US GAAP gross profit and gross margin with a non-GAAP measure of Adjusted gross profit and gross margin, US GAAP Operating Expenses with a non-GAAP measure of Non-GAAP Operating Expenses, and US GAAP cash flow from operating activities with a non-GAAP measure of Free Cash Flow. Management believes that these non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the Company, facilitate a more meaningful comparison of results for current periods with previous operating results, and assist management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts. Reconciliations of non-GAAP Adjusted EBITDA, non-GAAP Adjusted Gross Profit and Gross Margin, Non-GAAP Operating Expenses, and Free Cash Flow to US GAAP net loss, US GAAP Operating Expenses, and US GAAP Cash flow from operating activities, the most directly comparable US GAAP measures, are provided in the schedules below.

There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with US GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for US GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with Sientra’s financial statements prepared in accordance with US GAAP and the reconciliations of the non-GAAP financial measures provided in the schedules below.

About Sientra

Headquartered in Irvine, California, Sientra is a medical aesthetics company exclusively focused on plastic surgery. The Company mission is to offer proprietary innovations and unparalleled partnerships that radically advance how plastic surgeons think, work and care for their patients. Sientra has developed a broad portfolio of products with technologically differentiated characteristics, supported by independent laboratory testing and strong clinical trial outcomes. The Company’s product portfolio includes its Sientra round and shaped breast implants, the first fifth generation breast implants approved by the FDA for sale in the United States, its ground-breaking Allox2® breast tissue expander with patented dual-port and integral drain technology, the Viality™ with AuraClens™ enhanced viability fat transfer system, the SimpliDerm® human Acellular Dermal Matrix, and BIOCORNEUM® the #1 performing, preferred and recommended scar gel of plastic surgeons (*).

Sientra uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Sientra is routinely posted and is accessible on the Company’s investor relations website at www.sientra.com.

(*) Data on file

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are made only as of the date of this release. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. Forward-looking statements may include information concerning the Company’s unaudited financial information for the first quarter ended March 31, 2023, the Company’s possible or assumed future results of operations, including descriptions of the Company’s revenues, profitability, outlook and overall business strategy, the Company’s ability and timing to successfully integrate the Viality with AuraClens fat transfer system and SimpliDerm human Acellular Dermal Matrix into its existing operations, the reception of plastic surgeons to the Company’s products, the Company’s ability to expand into aesthetic applications outside of breast procedures, the Company’s ability to add additional products and strategic partnerships, and the Company’s ability to capture additional market share and customer accounts in the plastic surgery market. Such statements are subject to risks and uncertainties, including the audit of the Company’s financial statements which audit is not yet complete and the numbers presented here could differ from the final audited financial statements presented by the

Company, the Company’s ability to recapture delayed procedures resulting from the COVID-19 pandemic, the positive reaction from plastic surgeons and their patients to the Company’s products, the ability to meet consumer demand including any potential supply issues resulting from the COVID-19 pandemic or the war in Ukraine, the growth of the plastic surgery market and breast procedures, and the ability of the Company to execute on its commercial, marketing, research and development and regulatory plans. Additional factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of Sientra’s public filings with the Securities and Exchange Commission. All statements other than statements of historical fact are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, and such estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection or forward-looking statement. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business.

Investor Relations Contact
Aman R. Patel, CFA
aman.patel@westwicke.com

Sientra, Inc.
Consolidated Statements of Operations
(In thousands, except per share and share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Net sales	$22,557	$21,398
Cost of goods sold	10,410	8,553
Gross profit	12,147	12,845
Operating expenses:
Sales and marketing	10,152	15,588
Research and development	2,708	3,144
General and administrative	9,851	10,208
Total operating expenses	22,711	28,940
Loss from operations	(10,564)	(16,095)
Other (expense) income, net:
Interest income	106	2
Interest expense	(2,377)	(1,897)
Other (expense) income, net	(57)	5
Total other (expense) income, net	(2,328)	(1,890)
Loss from continuing operations before income taxes	(12,892)	(17,985)
Income tax expense	—	—
Loss from continuing operations	(12,892)	(17,985)
Loss from discontinued operations, net of income taxes	—	(56)
Net loss	$(12,892)	$(18,041)
Basic and diluted net loss per share attributable to common stockholders
Continuing operations	$(1.06)	$(2.89)
Discontinued operations	—	(0.00)
Basic and diluted net loss per share	$(1.06)	$(2.89)
Weighted average outstanding common shares used for net loss per share attributable to common stockholders:
Basic and diluted	12,197,294	6,233,407

Sientra, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$19,356	$26,071
Accounts receivable, net	35,546	36,892
Inventories, net	40,641	42,692
Prepaid expenses and other current assets	1,389	2,094
Total current assets	96,932	107,749
Property and equipment, net	14,658	14,941
Goodwill	9,202	9,202
Other intangible assets, net	24,813	25,676
Right of use assets, net	6,590	7,004
Other assets	849	849
Total assets	$153,044	$165,421
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	5,480	6,818
Accrued and other current liabilities	17,710	22,599
Customer deposits	49,846	45,161
Sales return liability	15,458	15,773
Total current liabilities	88,494	90,351
Long-term debt	56,583	55,406
Derivative liability	—	880
Deferred and contingent consideration	2,851	2,791
Warranty reserve	8,266	8,186
Lease liabilities	4,987	5,518
Other liabilities	2,346	2,698
Total liabilities	163,527	165,830
Stockholders’ deficit:
Total stockholders’ deficit	(10,483)	(409)
Total liabilities and stockholders’ deficit	$153,044	$165,421

Sientra, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(12,892)	$(18,041)
Loss from discontinued operations, net of income taxes	—	(56)
Loss from continuing operations, net of income taxes	(12,892)	(17,985)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,842	1,744
Provision for doubtful accounts	707	315
Provision for warranties	248	291
Provision for inventory	213	(56)
Fair value adjustments of other liabilities held at fair value	66	—
Amortization of debt discount and issuance costs	1,285	938
Stock-based compensation expense	1,722	2,196
Other non-cash adjustments	—	60
Changes in operating assets and liabilities:
Accounts receivable	639	(6,474)
Inventories	1,838	(1,253)
Prepaid expenses, other current assets and other assets	705	907
Accounts payable, accrued and other liabilities	(7,011)	(1,754)
Customer deposits	4,685	118
Sales return liability	(315)	3,094
Net cash flow used in operating activities - continuing operations	(6,268)	(17,859)
Net cash flow used in operating activities - discontinued operations	—	(56)
Net cash used in operating activities	(6,268)	(17,915)
Cash flows from investing activities:
Purchases of property and equipment	(618)	(246)
Net cash flow used in investing activities - continuing operations	(618)	(246)
Net cash used in investing activities	(618)	(246)
Cash flows from financing activities:
Proceeds from issuance of common stock for employee stock-based plans	—	329
Proceeds from issuance of common stock under ESPP	256	—
Tax payments related to shares withheld for vested RSUs	(40)	(255)
Gross borrowings under the Term Loan	—	5,000
Gross borrowings under the Revolving Loan	—	2,774
Repayments of the Revolving Loan	—	(2,552)
Deferred financing costs	(45)	(25)
Net cash provided by financing activities	171	5,271
Net decrease in cash, cash equivalents and restricted cash	(6,715)	(12,890)
Cash, cash equivalents and restricted cash at:
Beginning of period	26,677	52,068
End of period	$19,962	$39,178

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	19,356	38,883
Restricted cash included in other assets	606	295
Total cash, cash equivalents and restricted cash	$19,962	$39,178

Sientra, Inc.
Reconciliation of US GAAP Loss from Continuing Operations to Non-GAAP Adjusted EBITDA
(Unaudited)

	Three Months Ended
	March 31,
Dollars, in thousands	2023	2022
Loss from continuing operations, as reported	$(12,892)	$(17,985)
Adjustments to loss from continuing operations:
Interest (income) expense and other, net	2,328	1,890
Depreciation and amortization	1,879	1,744
Stock-based compensation	1,722	2,196
Provision for doubtful accounts	707	314
SEC/DOJ related legal fees	807	—
Total adjustments to loss from continuing operations	7,443	6,144
Adjusted EBITDA	$(5,449)	$(11,841)

	Three Months Ended
	March 31,
As a Percentage of Revenue**	2023	2022
Loss from continuing operations, as reported	(57.2%)	(84.0%)
Adjustments to loss from continuing operations:
Interest (income) expense and other, net	10.3%	8.8%
Depreciation and amortization	8.3%	8.2%
Stock-based compensation	7.6%	10.3%
Provision for doubtful accounts	3.1%	1.5%
SEC/DOJ related legal fees	3.6%	0.0%
Total adjustments to loss from continuing operations	33.0%	28.7%
Adjusted EBITDA	(24.2%)	(55.3%)

** Adjustments may not add to the total figure due to rounding.

Sientra, Inc.
Reconciliation of US GAAP Gross Profit to Adjusted Gross Profit and Adjusted Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
Dollars, in thousands	2023	2022
Net sales	$22,557	$21,398
Cost of goods sold	10,410	8,553
Gross profit	$12,147	$12,845
Gross margin	53.85%	60.03%
Adjustments to gross profit:
Depreciation and amortization	1,345	461
Total adjustments to gross profit	1,345	461
Adjusted gross profit	$13,492	$13,306
Adjusted gross margin	59.8%	62.2%

Sientra, Inc.
Reconciliation of US GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
US GAAP operating expenses, as reported	$22,711	$28,940
Adjustments to US GAAP operating expenses:
Depreciation and amortization	534	1,283
Stock-based compensation	1,722	2,196
Provision for doubtful accounts	707	314
SEC/DOJ related legal fees	807	—
Total adjustments to US GAAP operating expenses	3,770	3,793
Non-GAAP operating expenses	18,941	25,147

Sientra, Inc.
Reconciliation of US GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
US GAAP operating expenses, as reported
Sales and marketing	$10,152	$15,588
Research and development	2,708	3,144
General and administrative	9,851	10,208
Total US GAAP operating expenses, as reported	$22,711	$28,940
Adjustments to US GAAP operating expenses:
Sales and marketing	614	744
Research and development	165	305
General and administrative	2,991	2,744
Total adjustments to US GAAP operating expenses	3,770	3,793
Non-GAAP operating expenses
Sales and marketing	9,538	14,844
Research and development	2,543	2,839
General and administrative	6,860	7,464
Total Non-GAAP operating expenses	$18,941	$25,147

Sientra, Inc.
Free Cash Flow
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022

Net cash flow used in operating activities - continuing operations	$(6,268)	$(17,859)
Purchases of property and equipment	(618)	(246)
Free cash flow	$(6,886)	$(18,105)